EXHIBIT 32

Certification by the Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,
Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “Report”) of Spark Energy, Inc., a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, W. Keith Maxwell III, Principal Executive Officer of the Company and James G. Jones II, Principal Financial Officer of the Company, each certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2020

/s/ W. Keith Maxwell III
W. Keith Maxwell III
Chief Executive Officer
(Principal Executive Officer)

/s/ James G. Jones II
James G. Jones II
Chief Financial Officer
(Principal Accounting and Financial Officer)